UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 23, 2025, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in more detail in the Company’s Proxy Statement for the 2025 Annual General Meeting of Shareholders, filed with the Securities and Exchange Commission on March 14, 2025. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Proposal 1 – Election of the twelve director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2026 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non- Votes
Craig Arnold	296,313,850	9,610,378	883,607	40,239,241
Silvio Napoli	304,800,163	908,971	1,098,701	40,239,241
Gregory R. Page	286,193,294	19,543,678	1,070,863	40,239,241
Sandra Pianalto	303,558,746	2,168,649	1,080,440	40,239,241
Robert V. Pragada	302,622,666	3,079,263	1,105,906	40,239,241
Paulo Ruiz	304,480,486	1,278,963	1,048,386	40,239,241
Lori J. Ryerkerk	297,497,140	8,239,161	1,071,534	40,239,241
Andre Schulten	304,890,202	813,961	1,103,672	40,239,241
Gerald B. Smith	289,397,202	16,162,401	1,248,232	40,239,241
Karenann Terrell	304,949,847	774,162	1,083,826	40,239,241
Dorothy C. Thompson	302,761,180	2,967,846	1,078,809	40,239,241
Darryl L. Wilson	302,563,487	2,992,899	1,251,449	40,239,241

Proposal 2 – Appointment of Ernst & Young LLP as independent auditor for 2025 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
322,921,475	23,481,157	644,444

Proposal 3 – Advisory approval of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
285,077,494	20,710,365	1,019,976	40,239,241

Proposal 4 – Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
335,817,842	10,126,182	1,103,052

Proposal 5 – Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
322,616,280	22,700,535	1,730,261

Proposal 6 – Authorization to the Company and any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
338,751,301	6,478,372	1,817,403

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 24, 2025	/s/ Lucy Clark Dougherty
Lucy Clark Dougherty Executive Vice President and Chief Legal Officer